UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

ANI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (218) 634-3500

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock	ANIP	Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2021, ANI Pharmaceuticals, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The following sets forth the matters that were voted upon by the Company’s stockholders at the Annual Meeting and the voting results for such matters. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2021 (the “Proxy Statement”).

1.	The Company’s stockholders voted to elect the following directors, each to serve until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The final voting results are as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
1. Robert E. Brown, Jr.	9,466,522	325,176	3,376	797,905
2. Thomas Haughey	9,534,467	257,199	3,408	797,905
3. Nikhil Lalwani	9,655,278	136,331	3,465	797,905
4. David B. Nash, M.D., M.B.A.	9,409,937	381,762	3,375	797,905
5. Antonia R. Pera	9,656,007	135,634	3,433	797,905
6. Jeanne A. Thoma	9,652,137	139,542	3,395	797,905
7. Patrick D. Walsh	9,392,837	398,827	3,410	797,905

2.	The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
9,417,485	328,111	49,478	797,905

3.	The Company’s stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
10,546,523	42,147	4,309	--

4.	The Company’s stockholders approved in connection with the Company’s pending acquisition of Novitium Pharma LLC (“Novitium”), the issuances of (a) 2,466,667 shares of common stock to certain members of Novitium and (b) 25,000 shares of Series A Convertible Preferred Stock to Ampersand 2020 Limited Partnership. The final voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
9,727,248	57,285	10,541	797,905

Item 7.01. Regulation FD Disclosure.

On June 4, 2021, the Company posted an investor presentation to the Investor Relations section of its website at www.anipharmaceuticals.com in connection with a presentation by its executives at an investor conference. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Investor Presentation – June 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANI PHARMACEUTICALS, INC.

By:	/s/ Stephen P. Carey
Stephen P. Carey
Senior Vice President, Finance and Chief Financial Officer

Dated: June 4, 2021